EXHIBIT 13.1

Certification of Chief Executive Officer pursuant to
Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, David H. Watkins, President and Chief Executive Officer of Atna Resources Limited, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1.
The Annual Report on Form 20-F/A of Atna Resources ltd., for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Atna Resources Ltd.

Vancouver, British Columbia, Canada

Date: January 3, 2008	/s/ “ David H. Watkins
David H. Watkins President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Atna Resources Ltd. and will be retained by Atna Resources Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 13.1

Certification of Chief Financial Officer pursuant to
Title 18, United States Code, Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, G. Ross McDonald, Chief Financial Officer of Atna Resources Limited, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

3.
The Annual Report on Form 20-F/A of Atna Resources ltd., for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Atna Resources Ltd.

Vancouver, British Columbia, Canada

Date: January 3, 2008	/s/ “G. Ross McDonald”
G. Ross McDonald Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Atna Resources Ltd. and will be retained by Atna Resources Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.